SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 28, 2001

                           Covanta Energy Corporation
                       (formerly named Ogden Corporation)
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-3122                 13-5549268
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 (State or Other Jurisdiction     (Commission File           (IRS Employer
       of Incorporation)               Number)            Identification No.)


     40 Lane Road, Fairfield, New Jersey                         07004
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  (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

      Ogden Corporation - Two Pennsylvania Plaza, New York, New York 10121
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          (Former Name or Former Address, if Changed Since Last Report)

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         Item 5.  Other Events.

         On March 28, 2001, Covanta Energy Corporation issued a press release announcing results for the full year and fourth quarter ended December 31, 2000, a copy of which is attached hereto as Exhibit A.

         On March 28, 2001, Covanta Energy Corporation held a conference call regarding financial results. A copy of the transcript of the Company's prepared remarks on that conference call is attached hereto as Exhibit B.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of business acquired: Not applicable.

(b) Pro forma financial information: Not applicable.

(c) Exhibits: Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 30, 2001

                                   COVANTA ENERGY CORPORATION


                                   By: /s/ Jeffrey R. Horowitz
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                                   Name: Jeffrey R. Horowitz
                                   Title: Senior Vice President, Legal Affairs,
                                          and Secretary